BG Staffing, Inc. Announces Record Q4 and
Fiscal Year-End 2017 Financial Results

Record Quarter Revenue of $75.7 Million and Annual Revenue of $273 Million
Record Annual Gross Margin of 25.1%

PLANO, Texas – (March 8, 2018) – BG Staffing, Inc. (NYSE American: BGSF), a rapidly growing national provider of professional temporary staffing services, today reported record financial results for its fourth quarter and year-ended December 31, 2017.

Key Financial Results

•
The Company recorded the impact of the Tax Cuts and Jobs Act resulting in a re-measurement of its net deferred tax assets, which had a non-cash negative impact on fourth quarter and annual net income by $3.3 million.

•	GAAP Results:

•	Q4 net loss was $0.9 million, or $(0.10) per diluted share

•	Annual net income was $5.8 million, or $0.65 per diluted share

•	Adjusted Results:

•	Q4 adjusted net income was $2.4 million, or $0.27 per diluted share (1) (2)

•	Annual adjusted net income was $9.2 million, or $1.01 per diluted share (1) (2)

Quarter Fiscal 2017 Results

	2017	2016	Change	% Change
	(amounts in thousands, except per-share amounts)
Revenues	$75,701	$64,279	$11,422	17.8%
Gross profit	$19,255	$15,110	$4,145	27.4%
Gross profit percentage	25.4%	23.5%	1.9%	8.1%
Net income (loss)	$(875)	$2,304	$(3,179)	(138.0)%
Net income (loss) per diluted share	$(0.10)	$0.26	$(0.36)	(138.5)%
Net income adjusted for DTA (1) (2)	$2,439	$2,304	$135	5.9%
Net income per diluted share adjusted for DTA (1) (2)	$0.27	$0.26	$0.01	3.8%
Weighted average diluted shares	8,759	8,931	(172)	(1.9)%
Adjusted EBITDA (1)	$6,558	$6,035	$523	8.7%
Adjusted EBITDA percentage (3)	8.7%	9.4%	(0.7)%	(7.4)%

(1) Non-GAAP financial measure. See reconciliation at end for details.
(2) Re-measurement of the deferred tax asset from the December 22, 2017 enactment of the Tax Cuts and Jobs Act ("DTA")
(3) Adjusted EBITDA as a percentage of revenue.

Year-End 2017 Results

	2017	2016	Change	% Change
	(amounts in thousands, except per-share amounts)
Revenues	$272,600	$253,852	$18,748	7.4%
Gross profit	$68,402	$60,073	$8,329	13.9%
Gross profit percentage	25.1%	23.7%	1.4%	5.9%
Net income	$5,848	$6,882	$(1,034)	(15.0)%
Net income per diluted share	$0.65	$0.82	$(0.17)	(20.7)%
Net income adjusted for DTA (1) (2)	$9,162	$6,882	$2,280	33.1%
Net income per diluted share adjusted for DTA (1) (2)	$1.01	$0.82	$0.19	23.2%
Weighted average diluted shares	9,038	8,400	638	7.6%
Adjusted EBITDA (1)	$24,499	$22,583	$1,916	8.5%
Adjusted EBITDA percentage (3)	9.0%	8.9%	0.1%	1.1%

L. Allen Baker, Jr., President and CEO, stated, "I’m extremely proud of our 2017 financial results - they are a reflection of BG's Staffing's unique value proposition, the solid performance from our recent acquisitions, and our disciplined approach to cost control. We met or exceeded our goals in every significant category. I want to thank our team and customers for helping us achieve another record year. I believe that 2018 will also be another impressive year."

Conference Call
The Company will host an investor conference call to discuss financial results on March 8, 2018 at 1:30pm PT (4:30 ET). The Participant Dial-In Number for the conference call is 1-631-891-4304. Participants should dial in to the call at least five minutes before 1:30pm PT (4:30pm ET) on March 8, 2018. The call can also be accessed "live" online at http://public.viavid.com/index.php?id=128161.  A replay of the recorded call will be available for 90 days on the Company's website (http://bgstaffing.investorroom.com/). You can also listen to a replay of the call by dialing 1-844-512-2921 (international participants dial 1-412-317-6671) starting March 8, 2018, at 7:30pm ET through March 15, 2018 at 11:59 pm ET. Please use PIN Number 10004232.

About BG Staffing, Inc.
Headquartered in Plano, Texas, BG Staffing provides staffing services to a variety of industries through its various divisions. BG Staffing is primarily a professional temporary staffing platform that has integrated several regional and national brands achieving scalable growth. The Company was ranked as the 60th largest U.S. staffing company in 2017 and was named the 71st fastest growing staffing company in the country in 2016 by Staffing Industry Analysts. The Company’s disciplined acquisition philosophy, which builds value through both financial growth and the retention of unique and dedicated talent within BG Staffing's portfolio of companies, resulted in a seasoned management team with strong tenure and the ability to offer exceptional service to candidates and customers while building value for investors. For more information on the Company and its services, please visit its website at www.bgstaffing.com.

(1) Non-GAAP financial measure. See reconciliation at end for details.
(2) Re-measurement of the deferred tax asset from the December 22, 2017 enactment of the Tax Cuts and Jobs Act ("DTA")
(3) Adjusted EBITDA as a percentage of revenue.

Forward-Looking Statements
The forward-looking statements in this press release are made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s actual results could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including those listed in Item 1A of the Company’s Annual Report on Form 10-K and in the Company’s other filings and reports with the Securities and Exchange Commission. All of the risks and uncertainties are beyond the ability of the Company to control, and in many cases, the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this press release, the words “believes,” “plans,” “expects,” “will,” “intends,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

CONTACT:
Terri MacInnis, VP of Investor Relations
Bibicoff + MacInnis, Inc.
818.379.8500 terri@bibimac.com

BG Staffing, Inc.
Non-GAAP Financial Measures

The financial results of BG Staffing, Inc. are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and the rules of the U.S. Securities and Exchange Commission. To help the readers understand the Company's financial performance, the Company supplements its GAAP financial results with Adjusted EBITDA.

A non-GAAP financial measure is a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of a company. Adjusted EBITDA is not measurement of financial performance under GAAP and should not be considered as an alternative to net income, operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities or a measure of our liquidity. We believe that Adjusted EBITDA is a useful performance measure and is used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone. In addition, the financial covenants in our credit agreement are based on Adjusted EBITDA as defined in the credit agreement.

We define “Adjusted EBITDA” as earnings before interest expense, income taxes, depreciation and amortization expense, non-cash items, and certain items that management does not consider in assessing our on-going operating performance.

Reconciliation of Net Income (Loss) to Adjusted EBITDA

	Fourteen Weeks Ended	Thirteen Weeks Ended	Fifty-three Weeks Ended	Fifty-two Weeks Ended
	December 31, 2017	December 25, 2016	December 31, 2017	December 25, 2016
	(dollars in thousands)
Net income (loss)	$(875)	$2,304	$5,848	$6,882
Interest expense, net	973	683	3,253	3,962
Income tax expense - recurring	1,437	1,435	5,345	4,288
Income tax expense - DTA adjustment	3,314	—	3,314	—
Depreciation and amortization	1,619	1,552	6,292	6,733
Loss on extinguishment of debt	—	—	—	404
Share-based compensation	90	61	447	314
Adjusted EBITDA	$6,558	$6,035	$24,499	$22,583